UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Proguard Acquisition Corp.
(Exact name of registrant as specified in its charter)

   FLORIDA                                          33-1093761
 (State or other jurisdiction                                 (I.R.S. Employer
   of incorporation or                                        Identification
     organization)                                                Number)

3040 E. Commercial Blvd.
Ft. Lauderdale, FL                                   33308
 (Address of principal executive offices)                        (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

- None-

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant
to General Instruction A.(c), check the following box.   [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant
to General Instruction A.(d), check the following box.   [  ]

Securities Act registration statement file number to which this form
relates:   333-123910

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class to be                Name of each exchange on which
      so registered                      each class is to be registered

Common Stock, par value $.001                         None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant?s Securities to be Registered.

See "Description of Securities" in Proguard Acquisition's Registration Statement on Form SB-2 (File No. 333-123910) which is hereby incorporated by reference.

Item 2.   Exhibits

   3.i      Articles of Incorporation
   3.ii     By-Laws
   4.i      Form of Specimen of common stock
   4.ii     Form of Warrant
   10.1      Lease Agreement
   10.2     GE Interlogix Authorized Dealer Agreement
   10.3     Promissory Note dated January 31, 2005
   10.4     Promissory Note dated March 15, 2004
   10.5     Promissory Note dated January 31, 2003

See "Exhibits" in Proguard Acquisition's Registration Statement on Form SB-2 (File No. 333-123910) which is hereby incorporated by reference.



                                SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      Proguard Acquisition Corp.

                                      /s/ Frank R. Bauer
                                      ----------------------
                                      By: Frank R. Bauer, President

Dated:   April 17, 2006